                          MONTHLY NOTEHOLDERS STATEMENT


                           M&I AUTO LOAN TRUST 2001-1


                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B  5.88% Asset Backed Notes

DISTRIBUTION DATE: March 20, 2002
MONTHLY PERIOD:    February, 2002

     Under the Sales and Servicing Agreement dated as of August 30, 2001 among Marshall & Ilsley Bank as servicer and Marshall & Ilsley Auto Receivables LLC, as seller, Marshall & Ilsley Auto Trust 2001-1 as issuer and the Bank One, National Association as indenture trustee, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and the performance of the Trust during the previous month. The information that is required to be prepared with respect to the Distribution Date and Monthly Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Current Monthly Distribution

1. Notes

          (A)  The aggregate amount of the distribution with respect to:

                  Class A-1 Notes                                  1,829,210.19
                  Class A-2 Notes                                  5,266,805.52
                  Class A-3 Notes                                    419,066.67
                  Class A-4 Notes                                    217,810.25
                    Class B Notes                                     51,009.00

          (B) The amount of the distribution set forth in paragraph A.1 (A) above in respect of interest on:

                  Class A-1 Notes                                      4,980.15
                  Class A-2 Notes                                    291,750.00
                  Class A-3 Notes                                    419,066.67
                  Class A-4 Notes                                    217,810.25
                    Class B Notes                                     51,009.00

          (C) The amount of the distribution set forth in paragraph A.1 (A) above in respect of principal on:

                  Class A-1 Notes                                  1,824,230.04
                  Class A-2 Notes                                  4,975,055.52
                  Class A-3 Notes                                           -
                  Class A-4 Notes                                           -
                    Class B Notes                                           -

                          MONTHLY NOTEHOLDERS STATEMENT


                           M&I AUTO LOAN TRUST 2001-1


                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B  5.88% Asset Backed Notes

DISTRIBUTION DATE:  March 20, 2002
MONTHLY PERIOD:     February, 2002


          (D) The amount of the distribution set forth in paragraph A.1 (A) above per $1,000 interest in:


                  Class A-1 Notes                                   22.30744134
                  Class A-2 Notes                                   58.52006133
                  Class A-3 Notes                                    3.74166670
                  Class A-4 Notes                                    4.14166667
                    Class B Notes                                    4.90000000


          (E) The amount of the distribution set forth in paragraph A.1 (B) above per $1,000 interest in:


                  Class A-1 Notes                                    0.06073354
                  Class A-2 Notes                                    3.24166667
                  Class A-3 Notes                                    3.74166670
                  Class A-4 Notes                                    4.14166667
                    Class B Notes                                    4.90000000




          (F) The amount of the distribution set forth in paragraph A.1 (C) above per $1,000 interest in:


                  Class A-1 Notes                                   22.24670780
                  Class A-2 Notes                                   55.27839467
                  Class A-3 Notes                                           -
                  Class A-4 Notes                                           -
                    Class B Notes                                           -


B. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

1. Pool Balance and Note Principal Balance

          (A) The Pool Balance at the close of business on the last day of the Monthly Period:
                                                                 260,024,944.48

                          MONTHLY NOTEHOLDERS STATEMENT


                           M&I AUTO LOAN TRUST 2001-1


                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B  5.88% Asset Backed Notes

DISTRIBUTION DATE: March 20, 2002
MONTHLY PERIOD:    February, 2002

          (B) The aggregate outstanding principal amount of each Class of Notes after giving effect to payments allocated to principal as set forth in paragraph A.1 (C) above with respect to:

                  Class A-1 Notes                                           -
                  Class A-2 Notes                                 85,024,944.48
                  Class A-3 Notes                                112,000,000.00
                  Class A-4 Notes                                 52,590,000.00
                    Class B Notes                                 10,410,000.00


          (C) The Note Pool Factor for each Class of Notes after giving affect to the payments set forth in paragraph A.1 (C) above with respect to:

                Class A-1 Notes                                             -
                Class A-2 Notes                                      0.94472161
                Class A-3 Notes                                      1.00000000
                Class A-4 Notes                                      1.00000000
                  Class B Notes                                      1.00000000


          (D)  The amount of aggregate Realized Losses for the preceding Monthly
               Period:

                                                                     151,475.51

          (E) The aggregate Purchase Amount for all Receivables that were repurchased in the Monthly Period:

2. Servicing Fee

               The aggregate amount of the Servicing Fee paid to the Servicer with respect to the preceding Monthly Period

                                                                     113,212.28

3. Payment Shortfalls

          (A) The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in paragraph A.1 (B) above with respect to:

                  Class A-1 Notes                                            -
                  Class A-2 Notes                                            -
                  Class A-3 Notes                                            -
                  Class A-4 Notes                                            -
                    Class B Notes                                            -

                        MONTHLY NOTEHOLDERS STATEMENT M&I

                             AUTO LOAN TRUST 2001-1

                       Class A1 3.51% Asset Backed Notes
                       Class A2 3.89% Asset Backed Notes
                       Class A3 4.49% Asset Backed Notes
                       Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE:  March 20, 2002
MONTHLY PERIOD:     February, 2002

          (B) The amount of the Noteholders' Interest Carryover Shortfall set forth in paragraph 3(A) above per $1,000 interest with respect to:

                  Class A-1 Notes                                           -
                  Class A-2 Notes                                           -
                  Class A-3 Notes                                           -
                  Class A-4 Notes                                           -
                  Class B Notes                                             -
4

          (A) The aggregate amount of collections by the Servicer during the preceding Monthly Period:

                                                                  13,959,710.83

          (B) The aggregate amount which was received by the Trust from the Servicer during the Monthly Period:

                                                                  13,846,498.55

          (C)  The number of Receivables that are delinquent for:

                                   30-59 days                                62
                                   60-89 days                                21
                              90 or more days                                15
               Repossessed Autos in Inventory                                18

M&I Auto Loan Trust 2001-1
Monthly Servicing Report

Distribution Date                     March 20, 2002                                               Closing Date:     August 30, 2001
Collection Period Begin Date:         February 1, 2002                               Previous Distribution Date:   February 20, 2002
Collection Period End Date:           February 28, 2002                    Previous Collection Period End Date:    January 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
A. Initial Bond Characteristics                           Cutoff Balance      Coupon     Accrual      Legal Final          CUSIP
                                                                                        Calendar        Maturity
------------------------------------------------------------------------------------------------------------------------------------
I.   Class A-1 Notes                                      $82,000,000.00      3.510%   Actual/360   August 20, 2002      55255PAA8
ii   Class A-2 Notes                                      $90,000,000.00      3.890%      30/360  November 20, 2004      55255PAB6
iii  Class A-3 Notes                                     $112,000,000.00      4.490%      30/360     April 20, 2006      55255PAC4
iv   Class A-4 Notes                                      $52,590,000.00      4.970%      30/360     March 20, 2007      55255PAD2
v    Class B Notes                                        $10,410,000.00      5.880%      30/360      June 20, 2008      55255PAEO
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
B.   Bond Balances                                Balance as of           % of Original  Balance   Unpaid Interest  Unpaid Interest
                                         2/20/2002          3/20/2002        2/20/20    3/20/2002      2/20/2002         3/20/2002
------------------------------------------------------------------------------------------------------------------------------------
I.   Class A-1 Notes                   $1,824,230.04               $0.00       2.22%       0.00%            -                 -
ii   Class A-2 Notes                  $90,000,000.00     $ 85,024,944.48     100.00%      94.47%            -                 -
iii  Class A-3 Notes                 $112,000,000.00     $112,000,000.00     100.00%     100.00%            -                 -
iv   Class A-4 Notes                  $52,590,000.00      $52,590,000.00     100.00%     100.00%            -                 -
v    Class B Notes                    $10,410,000.00      $10,410,000.00     100.00%     100.00%            -                 -
------------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1
Monthly Servicing Report

Distribution Date                     March 20, 2002                                               Closing Date:     August 30, 2001
Collection Period Begin Date:         February 1, 2002                               Previous Distribution Date:   February 20, 2002
Collection Period End Date:           February 28, 2002                     Previous Collection Period End Date:    January 31, 2002


------------------------------------------------------------------------------------------------------------------------------
C. Reserve Account

------------------------------------------------------------------------------------------------------------------------------
I.    Initial Reserve Deposit                                                          $ 1,735,000.00
ii    Beginning of Period Reserve Balance                                              $ 2,717,094.72
iii   Specified Reserve Account Percent                                                         1.00% of Current Pool Balance
iv    Specified Reserve Account Floor                                                  $ 2,602,500.00
v     Specified Reserve Account Balance                                                $ 2,602,500.00
vi    Reserve Account Release                                                              114,594.72
vii   Reserve Account Draws                                                                     $0.00
viii  Reserve Account Deposits                                                                  $0.00
ix    End of Period Reserve Balance                                                    $ 2,602,500.00
x     Outstanding Simple Interest Advances                                                $451,276.57
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
D.    Servicing

------------------------------------------------------------------------
I     Servicing Fee Percentage                                    0.50%
ii    Beginning of Period Servicing Shortfall                      0.00
iii   End of Period Servicing Shortfall                            0.00
------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1
Monthly Servicing Report

Distribution Date                       March 20, 2002                                             Closing Date:     August 30, 2001
Collection Period Begin Date:         February 1, 2002                               Previous Distribution Date:   February 20, 2002
Collection Period End Date:          February 28, 2002                      Previous Collection Period End Date:    January 31, 2002


---------------------------------------------------------------------------------------------------------------------------
E. Portfolio Characteristics                 Initial Balance              Balance as of              % of Original as of
                                                8/22/2001         1/31/2002          2/28/2002      1/31/2002    2/28/2002
---------------------------------------------------------------------------------------------------------------------------
I    Principal Balance                     $347,000,000.07    $271,709,471.70     $260,024,944.48     $78.30%      74.94%
ii   Number of Contracts                            25,198             21,776              21,223      86.42%      84.22%
iii  Weighted Average Coupon (WAC)                   9.01%              9.01%               9.01%
iv   Weighted Average Original Term                  59.70              59.53               59.55
v    Weighted Average Remaining Term                 51.23              46.42               45.59
vi   Weighted Average Seasoning                       8.47              13.11               13.96

M&I Auto Loan Trust 2001-1                                                Page 4
Monthly Servicing Report


Distribution Date                                                 March 20, 2002
Collection Period Begin Date:                                   February 1, 2002
Collection Period End Date:                                    February 28, 2002

Closing Date:                                                    August 30, 2001
Previous Distribution Date:                                    February 20, 2002
Previous Collection Period End Date:                            January 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
F.1  Portfolio Performance              # of Contracts      % of # of Contracts       Principal Balance      % of Principal Balance
                                     1/31/2002  2/28/2002   1/31/2002  2/28/2002     1/31/2002   2/28/2002   1/31/2002    2/28/2002
------------------------------------------------------------------------------------------------------------------------------------

I    30-59 Days Delinquent               57        62        0.26%       0.29%       692,890.90  846,158.71     0.26%        0.33%
ii   60-89 Days Delinquent               12        21        0.06%       0.10%       156,455.99  261,655.70     0.06%        0.10%
iii  90-119 Days Delinquent              15        10        0.07%       0.05%       183,987.12  140,988.78     0.07%        0.05%
iv   120+ Days Delinquent                 8         5        0.04%       0.02%        82,918.62   59,258.37     0.03%        0.02%
v    Repo in Inventory (Charged-Off)      4         4        0.02%       0.02%        49,385.00   39,011.00     0.02%        0.02%
vi   Repo in Inventory (Not               9        14        0.04%       0.07%       145,383.00  202,594.00     0.05%        0.08%
     Charged-Off)
vii  Gross Charge-offs in Period          9        24        0.04%       0.11%        75,666.27  156,554.51     0.03%        0.06%
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
F.2  Ratios                                       Ratio
                                     12/31/2001 1/31/2002   2/28/2002          3 Month Average
----------------------------------------------------------------------------------------------

I    Net Loss Ratio                       0.24%     0.33%       0.71%                    0.43%
ii   Delinquency Ratio                    0.14%     0.16%       0.18%                    0.16%
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
G.   Portfolio Charge-Offs                                  Dollar Amount           % of Original Balance
                                                     1/31/2002        2/28/2002     1/31/2002    2/28/2002
----------------------------------------------------------------------------------------------------------
I    Gross Charge-Offs in Period                    $ 75,666.27     $ 156,554.51       0.022%      0.045%
ii   Cumulative Gross Charge-Offs                   $163,136.46     $ 319,690.97       0.047%      0.092%
iii  Net Losses in Period                           $ 67,050.27     $ 151,475.51       0.019%      0.044%
iv   Cumulative Net Losses                          $148,896.91     $ 300,372.42       0.043%      0.087%
----------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 5
Monthly Servicing Report


Distribution Date                   March 20, 2002                           Closing Date:     August 30, 2001
Collection Period Begin Date:     February 1, 2002             Previous Distribution Date:   February 20, 2002
Collection Period End Date:      February 28, 2002    Previous Collection Period End Date:    January 31, 2002

--------------------------------------------------------------------------------------------
H.    Pool Collections
--------------------------------------------------------------------------------------------
I.    Borrower Interest Collections                                             1,975,382.55
ii    Borrower Principal Collections                                           11,502,192.71
iii   Net Liquidation Proceeds                                                     25,780.00
iv    Recoveries                                                                    5,079.00
v.    Simple Interest Advance                                                     451,276.57
vi.   Repurchase Amounts (Interest)                                                        -
vii.  Repurchase Amounts (Principal)                                                       -
viii  Total Interest Collections                                                2,426,659.12
ix.   Total Principal Collections                                            $ 11,533,051.71
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
I.   Pool Balance Reconciliation
--------------------------------------------------------------------------------------------
I.   Beginning Pool Balance                                                  $271,709,471.70
ii   Pool Balance Reductions from Principal Collections                      $ 11,527,972.71
iii  Gross Charge-Offs in Period                                                 $156,554.51
iv   Ending Pool Balance                                                     $260,024,944.48
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
J.   Total Available
--------------------------------------------------------------------------------------------
I.   Total Pool Collections                                                   $13,959,710.83
ii   Reinvestment Income from Reserve Account                                         $ 0.00
       Reserve Account Balance                              $2,717,094.72
       Specified Reserve Account Amount                     $2,602,500.00
                                                            -------------
iii  Reserve Account Release                                                      114,594.72
iv   Reserve Account Draw                                                               0.00
v    Collected Funds                                                          $14,074,305.55
--------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 6
Monthly Servicing Report


Distribution Date                  March 20, 2002                           Closing Date:      August 30, 2001
Collection Period Begin Date:    February 1, 2002             Previous Distribution Date:    February 20, 2002
Collection Period End Date:     February 28, 2002    Previous Collection Period End Date:     January 31, 2002

-------------------------------------------------------------------------------------------------------------------------
K.  Waterfall                                   Calculation Steps     Amount Due     Amount Available for     Amount Paid
                                                                                         Distribution
-------------------------------------------------------------------------------------------------------------------------
I   Reimbursement of Outstanding Simple                  $ 0.00     $488,071.37         14,074,305.55          488,071.37
    Interest Advances
          Servicing Fee                              113,212.28
          Previous Servicing Fee Shortfall                 0.00
                                                ---------------
ii  Total Servicing Fee                            $ 113,212.28     $113,212.28         13,586,234.18          113,212.28
iii Class A Notes Interest Distribution                              933,607.07         13,473,021.90          933,607.07
      Class A Notes Balance                     $256,414,230.04
      Pool Balance                              $260,024,944.48
                                                ---------------
iv  Priority Principal Distribution                       $0.00             -           12,539,414.83                  -
v   Class B Notes Interest Distribution                   $0.00       51,009.00         12,539,414.83           51,009.00
vi  Reserve Fund Deposit                                  $0.00           $0.00         12,488,405.83                  -
      a) Previous Class A-1 Notes                 $1,824,230.04           $0.00                    -                   -
      b) Previous Note Balance - Pool Balance     $6,799,285.56           $0.00                    -                   -
    X.) MAX of a) and b)                          $6,799,285.56           $0.00                    -                   -
    Y.) Priority Principal Distribution                   $0.00           $0.00                    -                   -
          Amount
                                                ---------------
vii  Regular Principal Distribution               $6,799,285.56    6,799,285.56         12,488,405.83        6,799,285.56
viii Release to Seller                                             5,689,120.27          5,689,120.27        5,689,120.27
-------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 7
Monthly Servicing Report

Distribution Date                   March 20, 2002                           Closing Date:      August 30, 2001
Collection Period Begin Date:     February 1, 2002             Previous Distribution Date:    February 20, 2002
Collection Period End Date:      February 28, 2002    Previous Collection Period End Date:     January 31, 2002

-------------------------------------------------------------------------------------------------------------------------------
                                       Number of                 Previous     Accrued
L. Bond Interest           Coupon       Days in      Current     Interest   Interest on   Total Bond     Total Bond   Interest
   Distributions                      Pay Period     Interest    Shortfall    Interest   Interest Due  Interest Paid  Shortfall
-------------------------------------------------------------------------------------------------------------------------------
   Total Class A Notes                              $933,607.07    0.00        0.00       933,607.07    933,607.07      0.00
   Class A-1 Notes         3.510%         28          $4,980.15    0.00        0.00         4,980.15      4,980.15      0.00
   Class A-2 Notes         3.890%         30        $291,750.00    0.00        0.00       291,750.02    291,750.00      0.00
   Class A-3 Notes         4.490%         30        $419,066.67    0.00        0.00       419,066.67    419,066.67      0.00
   Class A-4 Notes         4.970%         30        $217,810.25    0.00        0.00       217,810.25    217,810.25      0.00
   Class B Notes           5.880%         30         $51,009.00    0.00        0.00        51,009.00     51,009.00      0.00
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
M. Bond Principal Distributions
   Priority Principal Distribution
   Regular Principal Distribution                                   6,799,285.56
                                                                    ------------
   Total Principal Distribution                                     6,799,285.56
                                                                               0
   Class A-1 Notes Principal Distribution                           1,824,230.04
   Class A-2 Notes Principal Distribution                           4,975,055.52
   Class A-3 Notes Principal Distribution                                   0.00
   Class A-4 Notes Principal Distribution                                   0.00
   Class B Notes Principal Distribution                                     0.00